UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 9, 2022

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2022, the registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2021. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing. For information concerning the novel coronavirus (“COVID-19”) pandemic and its impact on Ares Capital’s business and its operating results, see Ares Capital’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 9, 2022, including Part I, Item 1A. Risk Factors, “Risk Factors - The COVID-19 pandemic has caused severe disruptions in the global economy, which has had, and may continue to have, a negative impact on our portfolio companies and our business and operations” therein and Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Results of Operations - Net Unrealized Gains/Losses” therein.

Item 7.01  Regulation FD Disclosure.

On February 9, 2022, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of the following dividends: (i) a first quarter 2022 dividend of $0.42 per share, payable on March 31, 2022 to stockholders of record as of March 15, 2022, (ii) an additional dividend of $0.03 per share payable on March 31, 2022 to stockholders of record as of March 15, 2022, (iii) an additional dividend of $0.03 per share payable on June 30, 2022 to stockholders of record as of June 15, 2022, (iv) an additional dividend of $0.03 per share payable on September 30, 2022 to stockholders of record as of September 15, 2022 and (v) an additional dividend of $0.03 per share payable on December 29,
2022 to stockholders of record as of December 15, 2022. Payment of the additional June 30, 2022, September 30, 2022 and
December 29, 2022 dividends are subject to the satisfaction of certain Maryland law requirements.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                               Exhibits:

Exhibit Number	Description

99.1	Press Release, dated February 9, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: February 9, 2022

	By:	/s/ PENNI F. ROLL
	Name:	Penni F. Roll
	Title:	Chief Financial Officer